EXHIBIT 99.1

RenaissanceRe Launches New Property Catastrophe Reinsurer Backed By PGGM

PEMBROKE, Bermuda, December 18, 2018-- RenaissanceRe Holdings Ltd. (NYSE:RNR) (“RenaissanceRe”) and Dutch pension fund manager PGGM announced today the creation of Vermeer Reinsurance Ltd. (“Vermeer”) to provide capacity focused on risk remote layers in the U.S. property catastrophe market.

PGGM is a leading Dutch pension fund service provider with €215 billion of assets under management. It has a 13-year track record of investing in insurance and is currently one of the largest end-investors in the ILS asset class.

Vermeer will be initially capitalized with $600 million of equity from PGGM, with up to a further $400 million available to pursue growth opportunities in 2019, for a total of $1 billion of capital. The company has received an “A” financial strength rating from A.M. Best and has obtained approval in principle to be licensed and regulated by the Bermuda Monetary Authority as a Class 3B reinsurer. Vermeer will be managed by Renaissance Underwriting Managers, Ltd. and is expected to be consolidated into RenaissanceRe’s financial statements. PGGM is the sole investor in Vermeer.

Aditya Dutt, President of Renaissance Underwriting Managers, Ltd., said: “We are proud to partner with a respected global leader in PGGM to create Vermeer. This continues RenaissanceRe’s 20-year track record of creating and managing joint ventures that match well-underwritten portfolios of risk to diverse sources of capital. We continue to be a pioneer in this area and are pleased to bring our excellent service and deep expertise in underwriting, modeling and claims to address the risk challenges of our clients.”

Eveline Takken-Somers, Senior Director, Credit and Insurance Linked Investments of PGGM: “Since 2014, we have focused on building strategic partnerships with top tier reinsurance companies to improve access to and selection of risk. We seek efficient implementation of our investments as we believe this leads to superior returns. RenaissanceRe is a world leader in both reinsurance and the creation of joint venture vehicles and we look forward to the opportunities Vermeer will provide as PGGM continues to grow its insurance portfolio.”

About RenaissanceRe
RenaissanceRe is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Ireland, Singapore, Switzerland, the United Kingdom and the United States.

About PGGM
PGGM is a cooperative Dutch pension fund service provider. Institutional clients are offered: asset management, pension fund management, policy advice and management support. On June 30, 2018 PGGM had €215 billion in assets under management and was administrating pensions of 4.2 million participants. Around 750,000 workers in the Dutch healthcare are connected to PGGM&CO, our members organization. Either alone or together with strategic partners, PGGM develops future solutions by linking together pension, care, housing and work.

Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this Press Release reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to numerous factors that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements, including the following: the failure to obtain regulatory approvals or satisfy other conditions to completion of the proposed Tokio Millennium Re transaction; risks that the proposed Tokio Millennium Re transaction disrupts current plans and operations; the ability to recognize the benefits of the proposed Tokio Millennium Re transaction; the amount of the costs, fees, expenses and charges related to the proposed Tokio Millennium Re transaction; the frequency and severity of catastrophic and other events that the Company covers; the effectiveness of the Company’s claims and claim expense reserving process; the Company’s ability to maintain its financial strength ratings; the effect of climate change on the Company’s business; collection on claimed retrocessional coverage, and new retrocessional reinsurance being available on acceptable terms and providing the coverage that we intended to obtain; the effects of U.S. tax reform legislation and possible future tax reform legislation and regulations, including changes to the tax treatment of the Company’s shareholders or investors in the Company’s joint ventures or other entities the Company manages; the effect of emerging claims and coverage issues; continued soft reinsurance underwriting market conditions; the Company’s reliance on a small and decreasing number of reinsurance brokers and other distribution services for the preponderance of its revenue; the Company’s exposure to credit loss from counterparties in the normal course of business; the effect of continued challenging economic conditions throughout the world; a contention by the Internal Revenue Service that Renaissance Reinsurance Ltd., or any of the Company’s other Bermuda subsidiaries, is subject to taxation in the U.S.; the success of any of the Company’s strategic investments or acquisitions, including the Company’s ability to manage its operations as its product and geographical diversity increases; the Company’s ability to retain key senior officers and to attract or retain the executives and employees necessary to manage its business; the performance of the Company’s investment portfolio; losses that the Company could face from terrorism, political unrest or war; the effect of cybersecurity risks, including technology breaches or failure on the Company’s business; the Company’s ability to successfully implement its business strategies and initiatives; the Company’s ability to determine the impairments taken on investments; the effect of inflation; the ability of the Company’s ceding companies and delegated authority counterparties to accurately assess the risks they underwrite; the effect of operational risks, including system or human failures; the Company’s ability to effectively manage capital on behalf of investors in joint ventures or other entities it manages; foreign currency exchange rate fluctuations; the Company’s ability to raise capital if necessary; the Company’s ability to comply with covenants in its debt agreements; changes to the regulatory systems under which the Company operates, including as a result of increased global regulation of the insurance and reinsurance industry; changes in Bermuda laws and regulations and the political environment in Bermuda; the Company’s dependence on the ability of its operating subsidiaries to declare and pay dividends; aspects of the Company’s corporate structure that may discourage third-party takeovers or other transactions; the cyclical nature of the reinsurance and insurance industries; adverse legislative developments that reduce the size of the private markets the Company serves or impede their future growth; consolidation of competitors, customers and insurance and reinsurance brokers; the effect on the Company’s business of the highly competitive nature of its industry, including the effect of new entrants to, competing products for and consolidation in the (re)insurance industry; other political, regulatory or industry initiatives adversely impacting the Company; increasing barriers to free trade and the free flow of capital; international restrictions on the writing of reinsurance by foreign companies and government intervention in the natural catastrophe market; the effect of Organisation for Economic Co-operation and Development or European Union (“EU”) measures to increase the Company’s taxes and reporting requirements; the effect of the vote by the U.K. to leave the EU; changes in regulatory regimes and accounting rules that may impact financial results irrespective of business operations; the Company’s need to make many estimates and judgments in the preparation of its financial statements; and other factors affecting future results disclosed in RenaissanceRe’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

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Investor Contact:
RenaissanceRe Holdings Ltd.
Keith McCue, 441-239-4830
Senior Vice President, Finance & Investor Relations

Media Contacts:
RenaissanceRe Holdings Ltd.
Keil Gunther, 441-239-4932
Vice President, Marketing & Communications

Kekst CNC
Dawn Dover, 212-521-4800
PGGM Corporate Communication
Maurice Wilbrink
maurice.wilbrink@pggm.nl
+31 (0)30 277 97 35
www.pggm.nl
@PGGMnieuws